UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 24, 2011

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, California 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined in Item 5.01 of this Current Report) and pursuant to the terms of the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated December 15, 2006, by and between Beckman Coulter, Inc. (the “Company”) and Wells Fargo Bank, National Association (the “WF Trustee”), with respect to the Company’s outstanding 2.50% Senior Convertible Notes due 2036 (the “Convertible Notes”), the Company and the WF Trustee entered into the Fourth Supplemental Indenture, dated as of June 30, 2011 (the “Fourth Supplemental Indenture”), pursuant to which, during such time following the Merger that the Convertible Notes are convertible, each $1,000 in principal amount of the Convertible Notes will be convertible only into the cash consideration that a holder of such number of shares of common stock, par value $0.10 per share (the “Shares”), equal to the conversion rate for the Convertible Notes immediately prior to the Merger would have been entitled to receive in the Merger.

This summary of the Fourth Supplemental Indenture is qualified in its entirety by reference to the Fourth Supplemental Indenture filed as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

2.50% Senior Convertible Notes due 2036

In connection with the consummation of the Offer (as defined in Item 5.01 of this Current Report) on June 24, 2011 and pursuant to the Second Supplemental Indenture, the holders of the Convertible Notes are entitled to require the Company to repurchase the Convertible Notes at a repurchase price of 100% of the principal amount thereof plus all accrued but unpaid interest thereon on a repurchase date designated by the Company, which date may be between twenty and forty five business days following the consummation of the Offer. As of June 24, 2011, there were $600,000,000 in aggregate principal amount of the Convertible Notes outstanding.

6.875% Senior Notes due 2011; 6% Senior Notes due 2015; 7% Senior Notes due 2019; 7.05% Debentures due 2026

Reference is made herein to (i) with respect to the 7.05% Debentures due 2026 (the “Debentures”), the Senior Indenture, dated May 15, 1996, between the Company and The First National Bank of Chicago (the predecessor trustee to The Bank of New York Mellon Trust Company, N.A. (together with the WF Trustee, the “Trustees”), as amended by Supplemental Indenture No. 1, dated March 6, 1998, and Supplemental Indenture No. 2, dated March 6, 1998 (as supplemented, the “2026 Indenture”) and (ii) the Senior Indenture, dated April 25, 2001, between the Company and Citibank, N.A. (the predecessor in interest to the WF Trustee) (the “Base Indenture”), as supplemented, with respect to the 6.875% Senior Notes due 2011 (the “2011 Notes”), the First Supplemental Indenture, dated November 19, 2001 (the “First Supplemental Indenture”), and, with respect to the 6% Senior Notes due 2015 (the “2015 Notes”) and the 7% Senior Notes due 2019 (together with the Debentures, the 2011 Notes, and the 2015 Notes, the “Senior Notes”), the Third Supplemental Indenture, dated May 21, 2009 (together with the 2026 Indenture, the Base Indenture and the First Supplemental Indenture, the “Indentures”).

On June 27, 2011 and pursuant to the applicable Indentures, the Company notified the corresponding Trustees that the Company has elected to redeem at the Company’s option all of the outstanding Senior Notes. In connection with such election, the respective Trustees will deliver to the holders of the Senior Notes a notice of redemption. The Company will consummate such redemption on August 10, 2011 at a redemption price equal to the greater of (i) the par value of the respective Senior Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of interest and principal on such Senior Notes to be redeemed, as such present values are calculated based on an adjusted treasury rate, as determined on the third business day prior to the date of redemption, applicable to such Senior Notes. In addition, on the redemption date, all accrued but unpaid interest on the Senior Notes as of, but not including, the date of redemption will be paid to the holders of such Senior Notes, and interest on such Senior Notes will cease to accrue on the date of such redemption. As of June 27, 2011, there were (i) $224,000,000 in aggregate principal amount of the 2011 Notes outstanding, (ii) $250,000,000 in aggregate principal amount of the 2015 Notes outstanding, (iii) $250,000,000 in aggregate principal amount of the 2019 Notes outstanding, and (iv) $36,190,000 in aggregate principal amount of the Debentures outstanding.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On June 30, 2011 and in connection with the Merger, the Company notified NYSE of its intent to remove its common stock, par value $0.10 per share (the “Common Stock”), from listing on NYSE and requested that NYSE file a delisting application with the Securities and Exchange Commission (“SEC”) to delist and deregister the Common Stock. NYSE has filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock.

Item 3.02	Unregistered Sales of Equity Securities.

On June 29, 2011, Purchaser purchased, and the Company issued to Purchaser, pursuant to the Merger Agreement, 73,130,845 Shares (the “Top-Up Option Shares”) at a purchase price of $83.50 per share as a precautionary measure to ensure Purchaser would hold more than 90% of the outstanding Shares in the event that an insufficient number of Shares were tendered during the subsequent offering period to enable a “short form” merger to be effected under Delaware law. The Top-up Option Shares were ultimately not required to enable the Merger to be effected. Purchaser funded the aggregate purchase price of $6,106,425,557.50 for the Top-Up Option Shares by a combination of cash and a promissory note. Pursuant to its terms, the promissory note was forgiven at the effective time of the Merger. All of the Top-Up Option Shares, as well as all other Shares held by the Company, Danaher, Purchaser and any of their respective subsidiaries immediately prior to the Merger, were cancelled without consideration in the Merger.

The Company offered and sold the Top-Up Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

Effective as of 9:00 a.m. Eastern time on June 30, 2011, Purchaser acquired all of the outstanding Shares not otherwise tendered and accepted in the Offer (including the subsequent offering period) by effecting a “short form” merger of Purchaser into the Company under Delaware law (the “Merger”). In the Merger, Purchaser merged with and into the Company, and the Company became an indirect wholly owned subsidiary of Danaher Corporation (“Danaher”). In the Merger, each Share was cancelled and (except for Shares held by Danaher, Purchaser, the Company, any of their respective subsidiaries and any stockholders who possess and have perfected their statutory rights of appraisal pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) converted into the right to receive $83.50 per share (the “Merger Consideration”). As a result of the Merger, holders of Shares immediately prior to the Merger ceased to have any rights as holders of Shares other than their right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant

On February 6, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Danaher, and Djanet Acquisition Corp., an indirect wholly owned subsidiary of Danaher (the “Purchaser”).

Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to acquire all of the Shares at a price of $83.50 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions disclosed in the Offer to Purchase on Schedule TO (as amended or supplemented from time to time) filed by Danaher and Purchaser with the Securities and Exchange Commission on February 15, 2011 (the “Offer”).

The Offer expired at 5:00 p.m., New York City time, on Friday, June 24, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer, as of 5:00 p.m., New York City time, on June 24, 2011, approximately 58,441,247 Shares were validly tendered pursuant to the Offer and not withdrawn, which represented approximately 81.59% of all outstanding Shares. Purchaser accepted such validly tendered Shares for payment pursuant to the terms of the Offer.

On June 27, 2011, Purchaser commenced a subsequent offering period for all remaining untendered Shares, which expired at midnight, New York City time, at the end of Wednesday, June 29, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer, as of midnight, New York City time, at the end of June 29, 2011, approximately 66,168,634 Shares were tendered pursuant to the Offer, including Shares tendered during the subsequent offering period (excluding Shares that had previously been tendered pursuant to guaranteed delivery procedures but were not actually delivered), which represents approximately 92.38% of all outstanding Shares (excluding the Top-Up Shares).

Effective as of 9:00 a.m. Eastern time on June 30, 2011, Purchaser acquired all of the remaining outstanding Shares by effecting a “short form” merger of Purchaser into the Company under Delaware law. In the Merger, Purchaser merged with and into the Company, and the Company became an indirect wholly owned subsidiary of Danaher. In the Merger, each Share was cancelled and (except for Shares held by Danaher, Purchaser, the Company, any of their respective subsidiaries and any stockholders who have perfected their statutory rights of appraisal pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) converted into the right to the Merger Consideration. All of the Top-up Option Shares, as well as all other Shares held by Danaher, Purchaser, the Company and any of their respective subsidiaries immediately prior to the Merger, were cancelled without consideration in the Merger.

The information contained in Item 5.02 in the Company’s Current Report on Form 8-K filed on June 24, 2011 and in Item 5.02 in the Company’s Current Report on Form 8-K filed on June 10, 2011 is incorporated herein by reference. The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 originally filed with the SEC on February 15, 2011, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Danaher with the SEC on February 15, 2011, as subsequently amended, and such information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Concurrently with the Merger on June 30, 2011 and pursuant to the Merger Agreement, the certificate of incorporation and the by-laws of the Company were amended and restated in the respective forms attached to the Merger Agreement. The certificate of incorporation of the Company, as amended and restated, is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The by-laws of the Company, as amended and restated, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Beckman Coulter, Inc.

3.2	Restated By-Laws of Beckman Coulter, Inc.

4.1	Fourth Supplemental Indenture, dated June 30, 2011, by and between Beckman Coulter, Inc. and Wells Fargo Bank, National Association.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Beckman Coulter, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 15, 2011, as amended).

99.1	Tender Offer Statement of Danaher Corporation and Djanet Acquisition Corp. on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 15, 2011, as amended).

Important Additional Information

This filing and the attached exhibits are neither an offer to purchase nor a solicitation of an offer to sell the Convertible Notes. The repurchase offer for the Convertible Notes required by the terms of the governing indenture has not commenced. Holders of the Convertible Notes are urged to read the relevant repurchase documents when they become available because they will contain important information that such holders should consider before making any decision regarding exercising their right to have their Convertible Notes repurchased. At the time the repurchase offer is commenced, the Company will provide holders with the required repurchase documents, which will contain important information, which should be read carefully before any decision is made with respect to exercising the right to have Convertible Notes repurchased by the Company. The repurchase documents will be made available to all holders of the Convertible Notes at no expense to them. If filings with the SEC are required with respect to the required repurchase offer, the repurchase documents will be made available for free at the SEC’s web site at www.sec.gov. Free copies of the repurchase offer materials will also be available from the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011	BECKMAN COULTER, INC.

	By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Beckman Coulter, Inc.

3.2	Restated By-Laws of Beckman Coulter, Inc.

4.1	Fourth Supplemental Indenture, dated June 30, 2011, by and between Beckman Coulter, Inc. and Wells Fargo Bank, National Association.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Beckman Coulter, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 15, 2011, as amended).

99.1	Tender Offer Statement of Danaher Corporation and Djanet Acquisition Corp. on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 15, 2011, as amended).